Supplement to
The North Carolina
Capital Management Trust's
June 30, 2001 Annual Report

The following information replaces similar information found in "Performance: The Bottom Line" section on pages A-11 through A-14.

Cumulative Total Returns

Periods ended June 30, 2001	Past 1 year	Past 5 years	Past 10 years
NCCMT - Term Portfolio	6.98%	31.86%	66.96%

Average Annual Total Returns

Periods ended June 30, 2001	Past 1 year	Past 5 years	Past 10 years
NCCMT - Term Portfolio	6.98%	5.69%	5.26%

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in North Carolina Capital Management Trust: Term Portfolio on June 30, 1991. As the chart shows, by June 30, 2001, the value of the investment would have grown to $16,696 - a 66.96% increase on the initial investment. For comparison, look at how both the Lehman Brothers 1-Year U.S. Treasury Index and the Lehman Brothers Short Treasury Index: 9-12 Months did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $17,114 - a 71.14% increase and $17,485 - a 74.85% increase, respectively. Beginning with this report, the fund will compare its performance to that of the Lehman Brothers Short Treasury Index: 9-12 Months, rather than the Lehman Brothers 1-Year U.S. Treasury Index. Lehman Brothers no longer publishes returns for the Lehman Brothers 1-Year U.S. Treasury Index because the U.S. Government no longer issues the 1-Year Treasury bill.

Total Return Components

Years ended June 30, 2001
Dividend returns	6.22%
Capital returns	0.76%
Total returns	6.98%

The following information replaces the first question and answer found in "Fund Talk: The Manager's Overview" on page A-15.

A. For the 12 months ending June 30, 2001, the fund returned 6.98%, compared to the 8.10% return of the short U.S. government funds average, according to Lipper Inc. The Lehman Brothers 1-Year U.S. Treasury Index returned 7.09% over the same period, and the Lehman Brothers Short Treasury Index: 9-12 Months Index returned 7.29%. We are switching the fund's benchmark to the latter index because Lehman Brothers stopped publishing the 1-Year index on June 30, 2001. The new index includes aged U.S. Treasury notes and bonds with remaining maturities of nine months up to - but not including - 12 months. It excludes zero-coupon strips.

The following financial highlights table replaces the one found on page A-20.

Financial Highlights

Years ended June 30,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 9.280	$ 9.350	$ 9.510	$ 9.650	$ 9.820
Income from Investment Operations Net investment income B	.532	.525	.615	.660	.729
Net realized and unrealized gain (loss)	.097	(.069)	(.157)	(.134)	(.170)
Total from investment operations	.629	.456	.458	.526	.559
Less Distributions
From net investment income	(.559)	(.526)	(.618)	(.666)	(.729)
Net asset value, end of period	$ 9.350	$ 9.280	$ 9.350	$ 9.510	$ 9.650
Total Return A	6.98%	5.01%	4.94%	5.63%	5.89%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 74	$ 81	$ 93	$ 76	$ 69
Ratio of expenses to average net assets	.28%	.35%	.35%	.36%	.37%
Ratio of expenses to average net assets after all expense reductions	.28%	.35%	.35%	.35% C	.37%
Ratio of net investment income to average net assets	5.72%	5.64%	6.51%	6.93%	7.48%
Portfolio turnover rate	0%	150%	256%	433%	232%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

C FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.